UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TENON MEDICAL, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION DATED AUGUST 4, 2023

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Tenon Medical, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about August 4, 2023.

TENON MEDICAL, INC.
104 Cooper Ct.

Los Gatos, CA 95032

(408) 649-5760

www.tenonmed.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 4, 2023

Dear Stockholder:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Tenon Medical, Inc. (the “Annual Meeting). Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders, directors and employees, the Annual Meeting will be held virtually via live webcast on Wednesday, September 13, 2023, at 10:00 a.m. Pacific Time.

Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the Proxy Statement accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card or voting instruction form on or about August 4, 2023. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about August 4, 2023, we mailed to our stockholders a notice that includes instructions on how to access our Proxy Statement and 2022 Annual Report and how to vote online. The notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice of Annual Meeting, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice of Annual Meeting, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2022 Annual Report and the Proxy Statement, both of which are available on the Company’s website at www.tenonmed.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

Only stockholders of record at the close of business on July 18, 2023 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Tenon Medical, Inc.

Sincerely,

Steven Foster
Director, Chief Executive Officer and President

TENON MEDICAL, INC.

104 COOPER CT.

LOS GATOS, CA 95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ON

WEDNESDAY, SEPTEMBER 13, 2023, AT 10:00 A.M., PACIFIC TIME

VIA A LIVE WEBCAST ONLY

ITEMS OF BUSINESS:

The Annual Meeting of Stockholders of Tenon Medical, Inc. (“Tenon” or the “Company”) will be held virtually via live webcast on Wednesday, September 13, 2023 at 10:00 a.m. Pacific Time for the following purposes:

(1)	to elect seven (7) director nominees to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	to consider and vote on a proposal to approve, for purposes of complying with NASDAQ listing rule 5635(d), the issuance of shares of our common stock, par value $0.001 per share, pursuant to the equity line of credit issued in 2023;

(3)	to effect a reverse stock split of our common stock in a ratio ranging from 1-for-2 and 1-for-10, as determined by the Board of Directors, in its discretion;

(4)	ratification of the selection of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023; and

(5)	to consider and vote on the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

These items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting – How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?:

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on Wednesday, July 18, 2023.

ANNUAL REPORT:

A copy of our 2022 Annual Report, including our Annual Report on Form 10-K, accompanies this Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE:

You may also read the Company’s Annual Report and this Notice and Proxy Statement on our website at www.tenonmed.com.

AVAILABLE DATE:

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about August 4, 2023, at www.viewproxy.com/Tenonmedical/2023.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. The virtual meeting format allows attendance from any location in the world. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors

Richard Ferrari
Chairman of the Board

TABLE OF CONTENTS

Page
Proxy Statement	1
Internet Availability of Proxy Materials	1
Questions and Answers About the Meeting and Voting	1
Governance of the Company	7
Matters Requiring Shareholder Action	15
● Item 1 – Election of Directors	15
● Item 2 – To consider and vote on a proposal to approve, for purposes of complying with NASDAQ listing rule 5635(d), the issuance of shares of our common stock, par value $0.001 per share, pursuant to the equity line of credit issued in 2023	15
● Item 3 – To effect a reverse stock split of our common stock in a ratio ranging from 1-for-2 and 1-for-10, as determined by the Board of Directors, in its discretion	16
● Item 4 – Ratification of the selection of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023	22
● Item 5 – To consider and vote on the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies	23
Security Ownership of Certain Beneficial Owners and Management	23
Delinquent Section 16(a) Reports	24
Executive Compensation	24
Audit Committee Report	33
Additional Information	35

i

TENON MEDICAL, INC.

104 COOPER CT.

LOS GATOS, CA 95032

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held On Wednesday September 13, 2023

The Board of Directors (“Board of Directors” or “Board”) of Tenon Medical, Inc., a Delaware corporation (“Tenon” or the “Company”), solicits the enclosed proxy for use at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Wednesday, September 13, 2023 at 10:00 a.m. Pacific Time, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting – How Do I Vote at the Annual Meeting?” This Proxy Statement and the accompanying Notice and form of proxy are first being made available to stockholders on or about August 4, 2023.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the internet. On or about August 4, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our 2022 Annual Report to Stockholders. The Notice of Internet Availability of Proxy Materials also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

This proxy statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of seven (7) directors; (ii) the approval of, for purposes of complying with NASDAQ listing rule 5635(d), the issuance of shares of our common stock pursuant to the equity line of credit issued in 2023; (iii) the approval of an amendment to our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split of our common stock in a ratio ranging from 1-for-2 and 1-for-10, as determined by the Board of Directors, in its discretion; (iv) the ratification of the selection by our Board of Directors of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023; and (v) the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.viewproxy.com/Tenonmedical/2023, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on Wednesday, September 13, 2023, at 10:00 a.m. Pacific Time, via live webcast. This solicitation by the Board is for proxies is for use at the Annual Meeting or at any reconvened meeting after an adjournment or postponement of the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our Annual Report available to our stockholders electronically via the internet. On or about August 4, 2023, we mailed to our stockholders a notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The notice instructs you on how to access and review all of the important information contained in the proxy statement and Annual Report. The notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received a notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received a notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at: ir.tenonmed.com/financials/sec-filings:

●	the Company’s 2022 Annual Report; and

●	the Company’s 2023 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before August 31, 2023 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on Wednesday, July 18, 2023 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at www.viewproxy.com/Tenonmedical/2023 using your Virtual Control Number that is on the notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Pacific Time on September 10, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this proxy statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 9:45 a.m. Pacific Time on September 13, 2023, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 10:00 a.m. Pacific Time on Wednesday, September 13, 2023.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Tenon common stock as of the close of business on the Record Date, July 18, 2023. Each share of Tenon common stock is entitled to one vote. As of the Record Date, the Company had 21,623,769 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of seven (7) director nominees to hold office until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

●	the approval, for purposes of complying with NASDAQ listing rule 5635(d), of the issuance of shares of our common stock, par value $0.001 per share, pursuant to the equity line of credit issued in 2023;

●	the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Board of Directors, in its discretion;

●	the ratification of the selection of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023.

●	the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares:

●	FOR each of the nominees named in this Proxy Statement for election to the Board;

●	FOR the approval, for purposes of complying with NASDAQ listing rule 5635(d), of the issuance of shares of our common stock, par value $0.001 per share, pursuant to the equity line of credit issued in 2023;

●	FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Board of Directors, in its discretion;

●	FOR the ratification of the selection of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023; and

●	FOR the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Q: How do I vote at the Annual Meeting?

A: You should have received a notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a stockholder of record, you must:

●	First register at www.viewproxy.com/Tenonmedical/2023 by 11:59 p.m., Pacific Time, on September 10, 2023. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the Proxy Materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.viewproxy.com/Tenonmedical/2023 during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

NOTE: You may NOT vote on the Company’s website.

If your shares are held in a “street name,” you must:

●	obtain a legal proxy from your broker, bank, or other nominee.

●	register at www.viewproxy.com/Tenonmedical/2023 by 11:59 p.m. Pacific Time, on September 10, 2023.

You must enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 9:45 a.m. Pacific Time, on September 13, 2023, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

The Company urges you to vote before September 12, 2023 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Nadin Awad, an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR each of the nominees named in this Proxy Statement for election to the Board;

●	FOR the approval, for purposes of complying with NASDAQ listing rule 5635(d), of the issuance of shares of our common stock, par value $0.001 per share, pursuant to the equity line of credit issued in 2023;

●	FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Board of Directors, in its discretion;

●	FOR the ratification of the selection of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023; and

●	FOR the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under The Nasdaq Stock Market LLC (“Nasdaq”) rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Armanino LLP as our independent auditors for fiscal year 2023 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the seven (7) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: In order to be approved, the other four proposals must receive the “FOR” vote of a majority of the shares, present in person (virtually) or represented by proxy, and entitled to vote at the Annual Meeting. For these items, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the Annual Meeting. Accordingly, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposals.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Q: Who will determine the effectiveness of the amendment to the Company’s Certificate of Incorporation?

A: There is one Proposal seeking stockholder approval of our Certificate of Incorporation with respect to the reverse stock split. The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its option, following the Annual Meeting any time prior to the one-year anniversary of the meeting. The text of the proposed form of Certificate of Amendment to our Second and Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Annex A. If approved by stockholders and if implemented by the Board, the reverse stock split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificates of Amendment. We will publicly announce the reverse stock split ratio chosen by the Board prior to the effective date of the reverse stock split.

Q: Do stockholders have dissenter’s or appraisal rights with respect to the proposals to amend our Certificate of Incorporation?

A: Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the proposals to amend our Certificate of Incorporation.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except as set forth above under “Q: How many votes are needed to approve the other proposals?” and for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposals 1 through 5 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

GOVERNANCE OF THE COMPANY

The business and affairs of Tenon are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit ir.tenonmed.com/corporate-governance/governance-documents.

Board Composition/Election

Our Board of Directors presently consists of seven (7) directors whose terms expire at this Annual Meeting. Our directors are elected annually. All of the current directors have served on the Board since the effective date of the Company’s registration statement for its initial public offering in April 2022. The Board has fixed the number of directors at seven (7).

As discussed in more detail later in this section, the Board has determined that four (4) of the seven (7) individuals standing for election are independent under the rules of Nasdaq and the SEC.

Board Meetings

The Board of Directors met 5 times during fiscal year 2022 in person or via video or teleconference and acted by unanimous written consent 6 times. Each of the directors who served in 2022 attended at least 75% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Director Attendance at Annual Meetings

The Board of Directors’ policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the Annual Meeting.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Article II, Section 4 of the Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies that follow in this section, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no family relationships among the officers and directors or director nominee, nor are there any arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

We currently do not comply with Nasdaq Rule 5605 requiring at least two (2) members of our Board of Directors who are defined by the Rule as being “Diverse.” As required by Nasdaq Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

Board Diversity Matrix (As of July 18, 2023)

Total Number of Directors

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	7	0	0
Part II: Demographic Background
African American or Black	0	1
Alaskan Native or Native American	0	0
Asian	0	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	0	6
Two or More Races or Ethnicities	0	0
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0

Director Biographies

The following are our directors and their respective ages and positions as of July 18, 2023.

Name(1)	Age	Position	Director Since	Board Committee
Steven M. Foster	55	Chief Executive Officer and President, Director	2021	None

Richard Ginn	58	Chief Technology Officer and Director	2012	None

Richard Ferrari	69	Executive Chairman of the Board	2012	None

Ivan Howard	56	Director	2022	Audit – Chairman

Frank Fischer	81	Director	2022	Audit; Compensation – Chairman

Robert K. Weigle	63	Director	2022	Audit; Compensation; Nominating and Corporate Governance – Chairman

Stephen H. Hochschuler, M.D.	80	Director	2022	Nominating and Corporate Governance

Steven M. Foster is our Chief Executive Officer and President, and is also a director of the Company. Mr Foster has over 30 years of marketing, sales, operations and general management experience. From 2015 to present Mr. Foster has been a principal with CTB Advisors, LLC in Brentwood, Tennessee. CTB Advisors was founded as a single member limited liability company for the purpose of providing medical device organizations and physicians with consultative assistance on commercialization focused projects. Projects included: CRM based clinician engagement program design, training and implementation for NuVasive (NUVA). Valuation assessment / business plan development of early-stage spine technology including IP assessment and regulatory pathway definition. M&A (SafeOp Surgical) integration project, Alphatec Spine (ATEC). Current Status: Exclusive to ATEC. From 2012 to 2014 Mr. Foster was Global Commercialization President of Safe Orthopedics SAS, Paris, FR (based in Michigan): There Mr Foster worked on early-stage commercialization of a novel single-use / sterile / traceable surgical kit for lumbar spine fusion. His focus included pre-clinical design, clinician advisor team development, early marketing, web design, convention presence and P&L preparation and management. Technology reached 200 global surgeries in first 12 months of commercialization. From 1992 to 2012 Mr. Foster was part of the Danek Group Inc., Sofamor Danek, Medtronic Spine organization where he held a variety of marketing, sales administration and general management roles, including as VP / GM of Medtronic Spine’s Western Europe operations from 2007-2010. Mr. Foster received a Bachelor of Science, Business Administration with a concentration in Marketing and Management from Central Michigan University in 1990. We believe that Mr. Ferrari is well qualified to serve as a Director on our Board with his medical device industry.

Richard Ginn is a founder, the Chief Technology Officer and a director of the Company. Mr. Ginn’s focus is primarily on intellectual property and product development, he has travelled throughout the world to train physicians and participated in multiple FIH trials and is a named inventor on more than 300 patents for medical devices. Over the course of his career, he has helped raise more than $100 million in venture capital and has provided an average 10x return to his investors. Mr. Ginn is the founder of TransAortic Medical, an embolic protection device company, and is its President, CEO and a director from 2013 to present. At TransAortic, Mr. Ginn Managed all corporate operations, raised capital to support company needs; managed acquisition of technology by strategic partner; managed all Intellectual Property; and set up European distribution for CE Marked device. Mr. Ginn is the founder of Promed, a large hole femoral closure device company and was the CEO, President and a director from 2012 to 2019. At Promed he managed all corporate operations; raised capital to support company needs; and managed all intellectual property. We believe that Mr. Ferrari is well qualified to serve as a Director on our Board with his medical device industry.

Richard Ferrari is a founder, a director and Executive Chairman of the Company. Since 2000, Mr. Ferrari has been and currently is a Managing Director of Denovo Ventures a $650Mill venture firm specializing in Medical Devices and Biotechnology. From January 2019 until April 2021 Mr. Ferrari was employed as CEO and Chairman of the Board of Directors of PQ Bypass which culminated is a successful acquisition by Endologix. During the last five years Mr. Ferrari has been and currently is a board member (Executive Chairman) of Medlumics, S.L., a medical device company founded in 2011; a board member (Vice Chairman) of ABS Interventional; a board member (Executive Chairman) of Heart Beam Inc.; a board member of Biomodex Corporation; a board member of Retriever Medical Inc.; a board member of RMx Medical; a board member of Hawthorne Effect, Inc.; a board member and co-founder of TransAortic acquired by Medtronic; Executive Chairman of Sentreheart acquired by Atricure, a board member of Spinal Modualtion sold to St Jude and a board member of Hands of Hope. Mr. Ferrari has raised over $1billion for the companies he has been involved with and been a key member of the various boards M&A teams achieving over $2Bill in Acquisitions. Mr. Ferrari continues to mentor and advise a number of CEO’s and start-up companies on strategy and building organizations dedicated to delivering excellence. Mr. Ferrari is the creator of Excellence by Choice a series of lectures and presentations to help early-stage companies perform at the highest level of execution. Mr. Ferrari received a Bachelor’s Degree in Education from Ashland University and a MBA from University of South Florida. We believe that Mr. Ferrari is well qualified to serve as a Director on our Board with his medical device industry and board membership experience.

Ivan Howard is a director of the Company. Mr. Howard has been since 2019 and currently is a Vice President and Sr. Specialist in Alternative Investment Fiduciary Risk for Banco Santander, a multinational financial services company. From 2020 Mr. Howard has been and currently serves as Director on the Collier County Farm Bureau board of directors. From 2016, Mr. Howard has been and currently serves as Chairman of the Hendry/Glades County Farm Service Agency. From 2020 Mr. Howard has been and currently serves on the U.S. Department of Agriculture Advisory Committee on Minority Farmers. From 2018 Mr. Howard has been and is currently a member of the University of Florida College of Biomedical Engineering External Advisory board. Mr. Howard holds an MBA from Mercer University and a Master’s Degree in Biomedical Engineering from the University of Florida. We believe that Mr. Howard is well qualified to serve as a Director on our Board with his financial services and board membership experience.

Frank Fischer has more than 40 years of senior management experience in the medical device industry. He co-founded NeuroPace in December 1997, led the company as its President and Chief Executive Officer from January 2000 through July 2019, served on its Board of Directors since inception and is currently Chairman of the Board. Prior to joining NeuroPace, Mr. Fischer was President and Chief Executive Officer of Heartport, Inc., a cardiac surgery company, from May 1998 until September 1999 and served on Heartport’s Board of Directors. Previously, Mr. Fischer was President and Chief Executive Officer and a director of Ventritex, Inc., a company that pioneered implantable cardiac defibrillators, from July 1987 until the sale of the company to St. Jude Medical, Inc. in 1997. Before joining Ventritex, he held various management positions at Cordis Corporation from 1977 to 1987 in the cardiac and neurosurgical device areas, serving most recently as President of the Implantable Products Division. Currently he is a member of the Board of Directors of Nevro, Inc., the Board of Trustees of both Rensselaer Polytechnic Institute and Babson College as well as the Board of Directors of the Epilepsy Foundation of America. Mr. Fischer holds B.S.M.E. and M.S. in Management degrees from Rensselaer Polytechnic Institute. We believe that Mr. Fischer is well qualified to serve as a Director on our Board with his experience in leading medical device companies both as a senior executive and as a member of the board of directors.

Robert K. Weigle currently is and has been since October 2020, the CEO of Prime Genomics, a saliva-based diagnostics company utilizing Genomics. Mr Weigle is also currently an executive in residence with DigitalDX, a venture capital firm. Mr. Weigle was CEO and a director of Benvenue Medical from May 2009 until August 2020. Benvenue was a Silicon Valley based medical device company, which raised over $200 million in funding. At Benvenue Mr. Weigle led growth from pre-clinical to successful clinical trials to commercial launch of first-generation devices in two distinct markets, one for the treatment of compression fractures in the spine and the second for the treatment of degenerative disc disease, resulting in a first full-year run rate exceeding $1 million per month. Mr. Weigle oversaw all early aspects of corporate strategy, including defining, communicating and executing the company’s overall business model; and represented Benvenue to the investment community. Mr. Weigle was also a senior executive at numerous healthcare/medical device companies, including TherOx, Inc, Cardiac Pathways, Baxter Healthcare and Cardima Corporation. Mr. Weigle also has relevant experience at Johnson & Johnson. Mr. Weigle holds a BA in Political Science from University of California, Berkeley. We believe that Mr. Weigle is well qualified to serve as a Director on our Board with his experience in leading medical device companies both as a senior executive and as a member of the board of directors.

Stephen H. Hochschuler, M.D. is a world-renowned orthopedic spine surgeon. Dr. Hochschuler is the co-founder of the Texas Back Institute and founder of Back Systems, Inc., and founding Chairman of Innovative Spinal Technologies, Dr. Hochschuler has severed on numerous boards of directors and advisory boards for medical and scientific institutions. Dr. Hochschuler is a member of numerous national and international professional organizations including the American Academy of Orthopedic Surgeons; the American Pain Society; North American Spine Society; and the Southwest Chapter of the Society of International Business Fellows. Internationally, he is a member of the International Intradiscal Therapy Society; the International Society for Minimal Intervention in Spinal Surgery; the International Society for the Study of the Lumbar Spine; and is a founding board member of the Spinal Arthroplasty Society. He has also been a founding board member of The American Board of Spine Surgery and The American College of Spine Surgery. He is published in a wide range of professional journals, and has delivered numerous presentations worldwide. Dr. Hochschuler holds a BA from Columbia College and his medical degree from Harvard Medical School. We believe that Dr. Hochschuler is well qualified to serve as a Director on our Board with his experience in as an orthopedic spine surgeon and his service on boards of directors and advisory boards of medical and scientific institutions as a member of the board of directors.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Foster, Mr. Ginn, Mr. Ferrari, Mr. Howard, Mr. Fischer, Mr. Weigle, and Dr. Hochschuler to stand for election for the seven (7) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2024 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The 2022 annual board of directors’ compensation for each director who received such compensation is summarized in the table below.

Director	Cash Compensation[1]	Equity Compensation (RSUs)[2]	Total Compensation
Frank Fischer	$55,000	$165,000	$220,000
Ivan Howard	$60,000	$165,000	$225,000
Robert Weigle	$67,500	$165,000	$232,500
Stephen Hochschuler	$45,000	$165,000	$210,000
Total	227,500	$660,000	$227,500

(1)	Frank Fischer received $40,000 as a board retainer and $15,000 for being Compensation Committee Chairman; Ivan Howard received $40,000 as a board retainer and $20,000 for being Audit Committee Chairman; Robert Weigle received $40,000 as a board retainer, $10,000 for being Nominating and Corporate Governance Committee Chairman, $7,500 for being a member of the Compensation Committee of the Board (“Compensation Committee”) and $10,000 for being a member of the Audit Committee of the Board (“Audit Committee”); and Stephen Hochschuler received $40,000 as a board retainer and $5,000 for being a member of the Nominating and Corporate Governance Committee.

(2)	The RSUs were granted in May of 2022 and vest annually over a three-year period in equal amounts.

Ethical Guidelines

Tenon’s written code of business conduct and ethics (“Code of Ethics”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our corporate website at: ir.tenonmed.com/corporate-governance/governance-documents. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our Code of Ethics, or waivers of its requirements, on our website or in filings under the Exchange Act of 1934, as amended (the “Exchange Act”) to the extent required by applicable rules and exchange requirements.

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions, the Audit Committee of the Board (the “Audit Committee”) reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements, or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Involvement in Certain Legal Proceedings

None of our other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

Mr. Richard Ferrari is the Executive Chairman of the Board.

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board of Directors. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

As Executive Chairperson, Mr. Ferrari is responsible for supporting the Chief Executive Officer on corporate strategy along with leadership development. Mr. Mr. Ferrari also works with the Chief Executive Officer in setting the agenda and schedule for meetings of the Board, in addition to leading executive Board sessions when the Chief Executive Officer is not in attendance.

Mr. Ferrari received a total of $650,000 in consulting fees in 2022, which included monthly fees of $22,500 and a bonus for the successful completion of the Company’s initial public offering in April 2022.

Corporate Governance Policies and Practices

Director Independence

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that four (4) of the seven (7) of the directors are “independent directors” as defined by Nasdaq Rule 5605 (a)(2). Mr. Foster and Mr. Ginn are not considered independent because of their employment by the Company and Mr. Ferrari was not considered independent because of his executive duties with the Company and the amount of consulting fees the Company has paid him within the past three (3) years.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Fischer, Howard, Weigle, and Hochschuler (during the time they were directors in 2022), had no other relationship with the Company other than their relationship as a director and a shareholder.

Board Committee Charters. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: ir.tenonmed.com/corporate-governance/governance-documents.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Executive Chairman, as applicable. Our independent directors meet in executive session at least once per year and met 4 times in 2022.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Financial Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Stockholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Tenon Medical, Inc., 104 Cooper Ct., Los Gatos, CA 95032.

The Nominating and Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from stockholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s Committees as of July 24, 2023.

Name of Committee and Its Members	Functions of the Committee
Audit Committee:	●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

Ivan Howard, Chairman; Robert Weigle; Frank Fischer	●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

	●	discussing with management major risk assessment and risk management policies;

	●	monitoring the independence of the independent auditor;

	●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

	●	reviewing and approving all related-party transactions;

	●	inquiring and discussing with management our compliance with applicable laws and regulations;

	●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

	●	appointing or replacing the independent auditor;

	●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

	●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

	●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee:	●	reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation of our executive officers;

Frank Fischer, Chairman; Robert Weigle	●	administering our equity compensation plans;
	●	reviewing and approving, or makings recommendations to our Board of Directors, regarding incentive compensation and equity compensation plans; and

	●	establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee	●	identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

Robert Weigle, Chairman; Stephen Hochschuler	●	evaluating director performance on our Board of Directors and applicable committees of our Board of Directors and determining whether continued service on our board of directors is appropriate;

	●	evaluating nominations by stockholders of candidates for election to our board of directors; and

	●	corporate governance matters.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1 - ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

There are seven (7) nominees recommended by the Nominating and Governance Committee for election this year to hold office until the 2024 Annual Meeting and until their respective successors are elected and qualified. The nominees are Mr. Foster, Mr. Ginn, Mr. Ferrari, Mr. Howard, Mr. Fischer, Mr. Weigle, and Dr. Hochschuler. Their biographies are provided at pages 9 and 10 above. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Tenon and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

There are no family relationships among any of the directors and executive officers of the Company.

If the nominee is unable or unwilling to serve, proxies may be voted for a substitute nominated by the Board.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors recommends that you vote FOR the election of all of these nominees.

PROPOSAL 2 - TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE, PURSUANT TO THE EQUITY LINE OF CREDIT ISSUED IN 2023 (Item 2 on the Proxy Card).

Our stockholders are being asked to approve the potential issuance of more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of that certain purchase agreement (the “Purchase Agreement”) dated as of July 24, 2023, by and between the Company and Lincoln Park Capital Fund, LLC (“Lincoln Park”). This means that once approved by the stockholders, the Company is able to issue more than 19.99% of the shares of the common stock outstanding pursuant to the Purchase Agreement without further action from the stockholders and without violating applicable Nasdaq rules.

Nasdaq

Under applicable rules of Nasdaq, the Company may not issue or sell to Lincoln Park under the Purchase Agreement more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the Purchase Agreement are not deemed to be “below market” in accordance with the applicable rules of Nasdaq.

Terms of Agreements

Pursuant to the Purchase Agreement, subject to specified terms and conditions, the Company may sell to Lincoln Park up to $10 million of shares of common stock from time to time during the term of the Purchase Agreement.

Additionally, on July 24, 2023, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Lincoln Park, pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”), covering the resale of shares of common stock issued to Lincoln Park under the Purchase Agreement.

The Company cannot sell any shares to Lincoln Park until the date that a registration statement covering the resale of shares of common stock that have been and may in the future be issued to Lincoln Park under the Purchase Agreement, which the Company agreed to file with the SEC pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus in connection therewith is filed and all of the other conditions set forth in the Purchase Agreement are satisfied (such date, the “Commencement Date”).

Beginning on the Commencement Date and for a period of 24 months thereafter, under the terms and subject to the conditions of the Purchase Agreement, from time to time, at the Company’s discretion, the Company has the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase, up to $10 million of shares of common stock, subject to certain limitations set forth in the Purchase Agreement. Specifically, from time to time from and after the Commencement Date, the Company may, at its discretion, direct Lincoln Park to purchase on any single business day on which the closing price of its common stock on The Nasdaq Capital Market is equal to or greater than $0.15 up to 100,000 shares of common stock (a “Regular Purchase”); provided that the Company may direct Lincoln Park to purchase in a Regular Purchase up to 125,000 shares of common stock, if the closing sale price of its common stock on The Nasdaq Capital Market is at least $1.50 per share. In no case, however, will Lincoln Park’s commitment with respect to any single Regular Purchase exceed $500,000. The foregoing share amounts and per share prices will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring after the date of the Purchase Agreement with respect to our common stock. The purchase price per share for each such Regular Purchase will be based on prevailing market prices of the Company’s common stock immediately preceding the time of sale, as determined under the Purchase Agreement.

In addition to Regular Purchases, the Company may also, under certain terms and conditions set forth in the Purchase Agreement, direct Lincoln Park to purchase up to 1,000,000 shares of its common stock as accelerated purchases or as additional accelerated purchases. Lincoln Park has no right to require the Company to sell any common stock to Lincoln Park, but Lincoln Park is obligated to make purchases as the Company directs, subject to conditions and limitations set forth in the Purchase Agreement.

The Purchase Agreement also prohibits the Company from directing Lincoln Park to purchase any shares of common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by Lincoln Park and its affiliates, would result in Lincoln Park and its affiliates having beneficial ownership, at any single point in time, of more than 9.99% of the then total outstanding shares of common stock.

The Company may elect to terminate the Purchase Agreement at any time, without any cost or penalty. The Purchase Agreement does not include any of the following: (i) limitations on the Company’s use of amounts it receives as the purchase price for shares of common stock sold to Lincoln Park; (ii) financial or business covenants; (iii) restrictions on future financings (other than restrictions on its ability to enter into other equity line of credit transactions or transactions that are similar thereto); (iv) rights of first refusal; or (v) participation rights or penalties.

The Company’s net proceeds under the Purchase Agreement will depend on the frequency of sales and the number of shares sold to Lincoln Park and the prices at which the Company sells shares to Lincoln Park. The Company expects that any net proceeds it receives from such sales to Lincoln Park will be used for general corporate purposes, including working capital.

In consideration for Lincoln Park’s execution and delivery of the Purchase Agreement, the Company issued Lincoln Park 989,087 shares of its common stock.

PROPOSAL 3 - TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 1:2 TO 1:10, INCLUSIVE, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION (Item 3 on the Proxy Card).

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:2 to 1:10, inclusive, as may be determined at the appropriate time by the Board, in its sole discretion (the “Reverse Stock Split”). This means that once approved by the stockholders, the Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Annual Meeting any time prior to the one-year anniversary of the meeting.

Reasons for a Reverse Stock Split

To maintain our listing on Nasdaq. The primary purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on The Nasdaq Capital Market. Delisting from Nasdaq may adversely affect the Company’s ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

To potentially improve the marketability and liquidity of our common stock. The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our common stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized common stock. A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of the Company and our stockholders. A copy of the draft of the amendment to our Certificate of Incorporation providing for the Reverse Stock Split is attached hereto as Annex A.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives the Board the discretion to select a Reverse Stock Split ratio from within a range between and including 1:2 and 1:10 on a date selected by him based on his then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

●	the historical trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

●	the continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;

●	the number of shares of common stock outstanding;

●	which Reverse Stock Split ratio would result in the least administrative cost to us; and

●	prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, if our stock trades below $1.00 per share for 30 consecutive days, be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet Nasdaq’s listing requirements, Nasdaq could suspend trading in our common stock and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

●	each 1 to 10 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

●	no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);

●	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants and restricted stock units, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

●	the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

●	the total number of authorized shares of common stock will remain at 130 million.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal Is Approved by Stockholders and Implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	130,000,000	21,623,769	27,461,812	80,914,419	$23,554,187
Post-Reverse Stock Split 1:2	130,000,000	10,811,884	13,730,906	105,457,250	$30,698,605
Post-Reverse Stock Split 1:10	130,000,000	2,162,976	2,746,181	125,090,843	$36,413,944

*	Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on July 24, 2023 of $0.2911 by the split ratio.

(1)	Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable warrants (ii) under the Tenon Medical, Inc. 2022 Equity Incentive Plan less any exercised or converted awards and (iii) under the Company’s equity line of credit.

A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “TNON,” but would have a new Committee on Uniform Securities Identification Procedures number after the effective date.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of the common stock on Nasdaq on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the reverse stock split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of July 18, 2023, there were 67 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial holders of common stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered holders of common stock. Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

The Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

PROPOSAL 4 - RATIFICATION OF THE SELECTION OF ARMANINO LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 (Item 4 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of Armanino LLP as our independent auditors for the fiscal year 2023.

On May 18, 2021, the Company engaged Armanino LLP as the Company’s independent registered public accounting firm.

During the Company’s four fiscal years ended December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2023 through June 30, 2023, neither the Company nor anyone on its behalf consulted with Armanino LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Armanino LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Attendance At the Meeting: Representatives of Armanino LLP will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

The table below presents the aggregate fees billed for professional services rendered by Armanino LLP for the years ended December 31, 2022 and 2021.

	2022	2021
Audit fees	$338,253	$298,810
Audit-related fees	72,640	60,809
All other fees	—	—
Total fees	$410,893	$359,619

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Policy Regarding Approval of Audit and Non-Audit Services: Our Audit Committee was formed on April 29, 2022. As a result, the Audit Committee did not pre-approve all of the foregoing services in 2021, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has approved and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). Our Audit Committee recommended to the Board to engage Armanino LLP to be engaged as the Company’s independent auditors for the year ended December 31, 2023 and the Board approved such recommendation and appointed Armanino LLP to perform such services.

Vote Required: The ratification of the Board’s appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our shareholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote FOR approval of this proposal.

PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES (Item 5 on the Proxy Card)

We may ask stockholders to vote on a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of the other proposals. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Annual Meeting to use the additional time to solicit additional proxies in favor of any of the other proposals. Even if there are a sufficient number of votes at the time of the Annual Meeting to adopt one of the other proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Annual Meeting to solicit additional proxies for the proposal for which there are insufficient votes, and the Board may do so without adopting the proposal for which there are sufficient votes at the time of the Annual Meeting.

The Board of Directors recommends a vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of a class of Company voting stock, (2) each of our directors, (3) each executive officer and (4) all of our current directors and executive officers as a group.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of July 18, 2023. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 21,623,769 shares of common stock, issued and outstanding on July 18, 2023, plus, for each individual, any common stock that individual has the right to acquire within 60 days of July 18, 2023.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Title	Beneficially Owned		Percent of Class

Officers and Directors

Steven M. Foster	Chief Executive Officer and President	144,433	(2)	*

Richard Ginn	Chief Technology Officer	703,527	(3)	3.2%

Steven Van Dick	EVP, Finance and Admin and Chief Financial Officer	165,847	(4)	*

Richard Ferrari	Chairman of the Board	454,643	(5)	2.1%

Frank Fischer	Director Nominee	198,173	(6)	*

Ivan Howard	Director	85,794	(7)	*

Robert K. Weigle	Director Nominee	6,207		*

Stephen H. Hochschuler, M.D.	Director Nominee	39,643	(8)	*

Officers and Directors as a Group (total of 8 persons)		1,748,267	(9)	8.1%
5% Stockholders of a Class of Voting Stock
Zuhlke Ventures AG		2,447,728		11.3%

*	Indicate less than 1% beneficial ownership.

(1)	Unless otherwise indicated, the principal address of the named officers and directors and holders of 5% of a class of voting stock of the Company is c/o Tenon Medical, Inc., 104 Cooper Court, Los Gatos, CA 95032.

(2)	Includes 84,375 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023.

(3)	Includes 46,041 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023.

(4)	Includes of 50,416 shares held by the Van Dick Family Trust-1998 for which Steven Van Dick is trustee and 65,431 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023.

(5)	Consists of 92,214 shares held by the Ferrari Family Trust for which Richard Ferrari is trustee and 191,542 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023 (includes 13,670 shares of our common stock underlying options held by TCTIG, LLC for which Richard Ferrari is the beneficial owner) and 65,918 shares of our common stock held by TCTIG, LLC and for which Richard Ferrari has voting control.

(6)	Includes 7,500 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023.

(7)	Consists of 13,669 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023 and 65,918 shares of our common stock, in each case, held by TCTIG, LLC and for which Ivan Howard is either the beneficial owner or has voting control.

(8)	Includes 8,536 shares of our common stock underlying options that have vested and are exercisable within 60 days of July 18, 2023; and 19,700 shares of our common that are held by SHKH, LLC, an entity for which Stephen H. Hochschuler has a controlling interest.

(9)	Includes 430,764 shares of our common stock underlying stock options that have vested and are exercisable within 60 days of July 18, 2023.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of the outstanding shares of Tenon common stock to file with the SEC reports of their ownership and changes in their ownership of Tenon common stock. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish Tenon with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to Tenon, none of the directors and executive officers failed to comply with all Section 16(a) filing requirements during fiscal year 2022.

EXECUTIVE COMPENSATION

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2022 and December 31, 2021 to our Chief Executive Officer (principal executive officer), our Chief Financial Officer and Chief Technology Officer. We refer to these individuals as our “named executive officers.”

Summary Compensation Table

Name and Principal Position	(Salary $)	($)Bonus		Option/RSU Awards(1) ($)	Total ($)
Steven M. Foster, Chief Executive Officer
2022	$300,000		$70,000	$1,926,634	$2,296,634
2021	$175,000	$		$284,840	$459,840
Steven Van Dick, Chief Financial Officer
2022	$275,000		$148,125	$808,998	$1,232,123
2021	$160,417	$		$261,182	$421,599
Richard Ginn, Chief Technology Officer
2022	$275,000		$148,125	$3,995,603	$4,418,728
2021	$160,417	$		$161,836	$322,253

(1)	In 2022, the named executives received restricted stock units (“RSUs”) and in 2021 the named executives received options.

Employment Agreements

We have executed the following employment agreements with our executive officers. The material terms of each of those arrangements are summarized below.

Foster Employment Agreement

Steven M. Foster, our Chief Executive Officer and President and a member of our Board of Directors, and the Company entered into an Employment Agreement dated as of June 1, 2021 (the “Foster Employment Agreement”). The Foster Employment Agreement provides Mr. Foster an annual base salary of $300,000, an annual bonus of up to $120,000 based upon achievement of mutually agreed upon milestones, options to purchase shares of our common stock in an amount sufficient to maintain Mr. Foster’s equity ownership at 4%, which were granted at the closing of our initial public offering and employee benefits that are generally given to our senior executives.

Under the Foster Employment Agreement, in the event that Mr. Foster’s employment is terminated by us without cause (as described in the Foster Employment Agreement) or by Mr. Foster for good reason (as described in the Foster Employment Agreement), Mr. Foster would be entitled to (1) severance equal to his base salary at termination, payable in installments over the 12-month period following termination and (2) payments in respect of continuing health care coverage for up to twelve months following termination. In addition, upon a change in control of the Company, Mr. Foster would be entitled to (1) vesting of his options granted prior to the date of the Foster Employment Agreement and (2) a lump sum cash payment of one year of his base salary and bonus opportunity then in effect.

If Mr. Foster is terminated for cause or because of death or disability or resigns without good reason, then all vesting of Mr. Foster’s equity awards and payments of compensation will immediately terminate and any severance benefits will be paid in accordance with established policies, if any, then in effect.

The Foster Employment Agreement contains restrictive covenants and other obligations relating to non-solicitation of our employees, non-disclosure of our proprietary information and assignment of inventions.

Ginn Employment Agreement

Richard Ginn, our founder, Chief Technology Officer and a director of the Company, and the Company entered into an Employment Agreement dated as of June 1, 2021 (the “Ginn Employment Agreement”). The Ginn Employment Agreement provides Mr. Ginn an annual base salary of $275,000, an annual bonus of up to 30% of base salary based upon achievement of mutually agreed upon milestones, a second bonus of up to $200,000 based on certain milestones determined by our Board and employee benefits that are generally given to our senior executives.

Under the Ginn Employment Agreement, in the event that Mr. Ginn’s employment is terminated by us without cause (as described in the Ginn Employment Agreement) or by Mr. Ginn for good reason (as described in the Foster Employment Agreement), Mr. Ginn would be entitled to (1) severance equal to his base salary at termination, payable in installments over the 12-month period following termination and (2) payments in respect of continuing health care coverage for up to twelve months following termination. In addition, upon a change in control of the Company, Mr. Ginn would be entitled to (1) vesting of his options granted prior to the date of the Ginn Employment Agreement and (2) a lump sum cash payment of one year of his base salary and bonus opportunity.

If Mr. Ginn is terminated for cause or because of death or disability or resigns without good reason, then all vesting of Mr. Ginn’s equity awards and payments of compensation will immediately terminate and any severance benefits will be paid in accordance with established policies, if any, then in effect.

The Ginn Employment Agreement contains restrictive covenants and other obligations relating to non-solicitation of our employees, non-disclosure of our proprietary information and assignment of inventions.

Van Dick Employment Agreement

Steven Van Dick, our Executive Vice President, Finance and Administration and Chief Financial Officer, and the Company entered into that certain Employment Agreement dated as of June 1, 2021 (the “Van Dick Employment Agreement”). The Van Dick Employment Agreement provides Mr. Van Dick an annual base salary of $275,000, an annual bonus of up to 30% of base salary based upon achievement of mutually agreed upon milestones and employee benefits that are generally given to our senior executives.

Under the Van Dick Employment Agreement, in the event that Mr. Van Dick’s employment is terminated by us without cause (as described in the Van Dick Employment Agreement) or by Mr. Van Dick for good reason (as described in the Van Dick Employment Agreement), Mr. Van Dick would be entitled to (1) severance equal to his base salary at termination, payable in installments over the 12-month period following termination and (2) payments in respect of continuing health care coverage for up to twelve months following termination. In addition, upon a change in control of the Company, Mr. Van Dick would be entitled to (1) vesting of his options granted prior to the date of the Van Dick Employment Agreement and (2) a lump sum cash payment of one year of his base salary and bonus opportunity.

If Mr. Van Dick is terminated for cause or because of death or disability or resigns without good reason, then all vesting of Mr. Van Dick’s equity awards and payments of compensation will immediately terminate and any severance benefits will be paid in accordance with established policies, if any, then in effect.

The Van Dick Employment Agreement contains restrictive covenants and other obligations relating to non-solicitation of our employees, non-disclosure of our proprietary information and assignment of inventions.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of RSUs and shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

Option Awards					Equity Awards (RSUs)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of RSUs that have not Vested	Market Value of RSUs

Seven M. Foster	34,375	78,125	$5.20	May 1, 2031	217,453	$1,926,633

Steven Van Dick	20,403	36,098	$5.20	May 1, 2031	91,309	$808,998
	4,803	29,781	$7.06	July 19, 2031

Richard Ginn	12,556	43,945	$5.20	May 1, 2031	450,971	$3,995,603
	764	4,736	$7.06	July 19, 2031

Stock Options

The Company granted Steven M. Foster (i) an option to purchase 112,500 shares of common stock at an exercise price of $5.20 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period and adjustment in certain circumstances as provided therein (37,497 shares of which are vested) and (ii) a restricted stock unit consisting of 217,453 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

The Company granted Richard Ginn (i) an option to purchase 56,500 shares of common stock at an exercise price of $5.20 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period commencing April 1, 2021 (18,832 shares of which are vested), (ii) an option to purchase 5,499 shares of common stock at an exercise price of $7.06 per share with a grant date of July 19, 2021, subject to monthly equal vesting over a three-year period commencing July 19, 2021(1,833 shares of which are vested) and (iii) a restricted stock unit consisting of 450,971 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

The Company granted Steven Van Dick (i) an option to purchase 56,500 shares of common stock at an exercise of $5.20 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period that commenced on November 1, 2020 (37,663 shares of which are vested), (ii) an option to purchase 34,584 shares of common stock at an exercise price of $7.06 per share with a grant date of July 19, 2021, subject to monthly equal vesting over a three-year period commencing July 19, 2021 (11,537 shares of which are vested) and (iii) a restricted stock unit consisting of 91,309 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

The Company granted Richard Ferrari an option to purchase 112,500 shares of common stock at an exercise of $5.20 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period that commenced on January 1 2021 (74,993 shares of which are vested), (ii) an option to purchase 160,751 shares of common stock at an exercise price of $7.06 per share with a grant date of July 19, 2021, subject to monthly equal vesting over a three-year period commencing July 19, 2021 (53,579 shares of which are vested) and (iii) a restricted stock unit consisting of 273,930 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

The Company granted Stephen Hochschuler (i) an option to purchase 8,586 shares of common stock at an exercise price of $0.62 per share with a grant date of November 15, 2016, all of which are vested and (ii) a restricted stock unit consisting of 18,623 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

The Company granted Frank Fischer (i) an option to purchase 7,500 shares of common stock at an exercise price of $5.20 per share with a grant date of May 7, 2021, subject to monthly equal vesting over a two-year period that commenced immediately (6,250 shares of which are vested) and (ii) a restricted stock unit consisting of 18,623 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

RSUs

All of the RSUs were granted on May 12, 2022 and have the following vesting schedule: one-third vest on May 22, 2023 and the remaining two thirds vesting equally every six months over the following two years.

2012 Equity Incentive Plan

On October 1, 2012, the Board of Directors of the Company adopted the 2012 Plan. The 2012 Plan terminated in April 2022. There are 727,394 options issued under the 2012 Plan that have not been exercised upon the 2012 Plan’s termination, these options will remain outstanding pursuant to the terms thereof.

2022 Equity Incentive Plan

Overview

On January 10, 2022, our Board approved the Tenon Medical, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) and on February 2, 2020, our stockholders approved the 2022 Plan. The 2022 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan is equal to (i) 1,600,000 plus (ii) the lesser of (a) 750,000 and (b) the number of shares of our common stock subject to awards granted under the 2012 Plan that after the 2012 Plan is terminated are canceled, expired or otherwise terminated without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest. The maximum number of shares that are subject to awards under the 2022 is subject to an annual increase equal to the lesser of (i) 1,100,000 shares of our common stock; (ii) a number of shares of our common stock equal to 4% of the prior year’s maximum number or (iii) such number of shares of our common stock as determined by the 2022 Plan administrator.

The purpose of 2022 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. The administrator of the 2022 Plan may, in its sole discretion, amend, alter, suspend or terminate the 2022 Plan, or any part thereof, at any time and for any reason. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with legal and regulatory requirements relating to the administration of equity-based awards. Unless earlier terminated by the administrator, the 2022 Plan will terminate ten years from the date it is adopted by our Board.

Authorized Shares

Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan is equal to (i) 1,600,000 plus (ii) the lesser of (a) 750,000 and (b) the number of shares of our common stock subject to awards granted under the 2012 Plan that after the 2012 Plan is terminated are canceled, expired or otherwise terminated without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest. The maximum number of shares that are subject to awards under the 2022 is subject to an annual increase equal to the lesser of (i) 1,100,000 shares of our common stock; (ii) a number of shares of our common stock equal to 4% of the prior year’s maximum number or (iii) such number of shares of our common stock as determined by the 2022 Plan administrator.

Additionally, if any award issued pursuant to the 2022 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, as provided in the 2022 Plan, or, with respect to restricted stock, restricted stock units (“RSUs”), performance units or performance shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2022 Plan (unless the 2022 Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2022 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2022 Plan (unless the 2022 Plan has terminated). Shares that have actually been issued under the 2022 Plan under any award will not be returned to the 2022 Plan and will not become available for future distribution under the 2022 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such shares will become available for future grant under the 2022 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2022 Plan. To the extent an award under the 2022 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2022 Plan. Notwithstanding the foregoing and, subject to adjustment as provided in the 2022 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Section 422 of the Code and regulations promulgated thereunder, any shares that become available for issuance under the 2022 Plan in accordance with the foregoing.

Plan Administration

One or more committees appointed by our Board will administer the 2022 Plan. Initially, the Compensation Committee shall administer the 2022 Plan. In addition, if the Company determines it is desirable to qualify transactions under the 2022 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2022 Plan, the administrator has the power to administer the 2022 Plan and make all determinations deemed necessary or advisable for administering the 2022 Plan, including the power to determine the fair market value of the Company’s common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2022 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2022 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2022 Plan, rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the 2022 Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the administrator may deem necessary or advisable and modify or amend each award (subject to the provisions of the 2022 Plan), including the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option or stock appreciation right (subject to the provisions of the 2022 Plan), to allow Participants to satisfy withholding tax obligations in a manner permissible under the 2022 Plan, to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an award previously granted by the administrator and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or canceled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2022 Plan, other than incentive stock options, may be granted to employees (including officers and directors) of the Company or a parent or subsidiary, members of our Board, or consultants engaged to render bona fide services to the Company or a parent or subsidiary. Incentive stock options may be granted only to employees of the Company or a subsidiary, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

Stock Options

Stock options may be granted under the 2022 Plan. The exercise price of options granted under the 2022 Plan generally must at least be equal to the fair market value of the Company’s common stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of the Company’s common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of the Company’s common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to the Company); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2022 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of the Company’s common stock. Subject to the provisions of the 2022 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of the Company’s common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Awards

Performance awards may be granted under the 2022 Plan. Performance awards are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will set objectives or vesting provisions, that, depending on the extent to which they are met, will determine the value the payout for the performance awards. The administrator may set vesting criteria based on the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. Each performance award’s threshold, target, and maximum payout values are established by the administrator on or before the grant date. After the grant of a performance award, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, in shares, or in some combination thereof.

Outside Directors

The 2022 Plan provides that all outside directors (which include Frank Fischer, Ivan Howard, Robert Weigle and Stephen Hochschuler) will be eligible to receive all types of awards (except for incentive stock options) under the 2022 Plan. The 2022 Plan includes a maximum limit of $500,000 of equity awards that may be granted to an outside director in any fiscal year, increased to $750,000 in connection with his or her initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with accounting principles generally accepted in the United States). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors. Richard Ferrari, our Executive Chairman, is eligible to receive awards under the 2022 Plan as a consultant and is not limited to the annual award limitations described above.

Non-transferability of Awards

Unless the administrator provides otherwise, the 2022 Plan generally does not allow for the transfer of awards other than by will or by the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2022 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2022 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the 2022 Plan.

Dissolution or Liquidation

In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2022 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a “change in control” (as defined in the 2022 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs or performance awards will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of the Company’s subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable.

Clawback

Awards will be subject to any Company clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2022 Plan provided such action does not impair the existing rights of any participant. The 2022 Plan automatically will terminate on January 10, 2032, unless it is terminated sooner.

Equity Compensation Plan Information

The table below sets forth information as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	727,394		$5.32	10,122
Equity compensation plans not approved by security holders	25,000	(1)	$5.20	0
Total

(1)	25,000 warrants were issued to Exchange Listing pursuant to their consulting agreement with the Company. This warrant expired in April 2022 prior to the closing of our initial public offering.

Board Compensation

The following summary board compensation table provides information regarding the Board compensation paid during our fiscal year ended December 31, 2022 to our Board members. Only our independent directors received compensation for being directors during fiscal year 2022.

Director	Cash Compensation(1)	Equity Compensation (RSUs)(2)	Total Compensation
Frank Fischer	$55,000	$165,000	$220,000
Ivan Howard	$60,000	$165,000	$225,000
Robert Weigle	$67,500	$165,000	$232,500
Stephen Hochschuler	$45,000	$165,000	$210,000
Total	227,500	$660,000	$227,500

(1)	Frank Fischer received $40,000 as a board retainer and $15,000 for being Compensation Committee Chairman; Ivan Howard received $40,000 as a board retainer and $20,000 for being Audit Committee Chairman; Robert Weigle received $40,000 as a board retainer, $10,000 for being Nominating and Corporate Governance Committee Chairman, $7,500 for being a member of the Compensation Committee and $10,000 for being a member of the Audit Committee; and Stephen Hochschuler received $40,000 as a board retainer and $5,000 for being a member of the Nominating and Corporate Governance Committee.

(2)	The RSUs were granted in May of 2022 and vest annually over a three-year period in equal amounts.

Executive Chairman

On May 7, 2021, the Company entered into a Consulting Agreement (the “Ferrari Consulting Agreement”) with Richard Ferrari, a founder of the Company and its Executive Chairman, pursuant to which Mr. Ferrari was to assume the role of Executive Chairman of the Company in exchange for compensation of $22,500 per month starting September 1, 2021. Under this consulting agreement Mr. Ferrari was paid a bonus of $350,000, as a result of the closing of our initial public offering in April 2022. In May of 2022 Mr. Ferrari was granted RSUs which had a grant date fair value of $2,427,020 and vest over three years, with one-third vesting in May of 2023 and the remaining two thirds vesting equally every six months over the following two years. The compensation (comprised of cash and RSUs) paid to Mr. Ferrari during the fiscal year ended December 31, 2022, totaled $3,047,020.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee are Messrs. Howard, Weigle and Fischer. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Howard, the chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Howard has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Audit Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Audit Committee for review and approval. The charter is available on our website at: ir.tenonmed.com/corporate-governance/governance-documents.

Audit Committee Responsibilities: The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). Each year, the Audit Committee evaluates the performance, qualifications and independence of the independent auditors. The Audit Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Audit Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Audit Committee met 3 times during 2022. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2022 fiscal reporting period, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Armanino LLP matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Armanino LLP required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Audit Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Ivan Howard, Chairman

Robert Weigle

Steve Foster

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this proxy statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Tenon Medical, Inc., Investor Relations, 104 Cooper Court, Los Gatos, CA 95032, or by calling Investor Relations at 203-741-8811, or by sending an e-mail to Tenon@MZgroup.us.

Shareholder Proposals for Consideration at the 2024 Annual Meeting of Shareholders: Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2024 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 104 Cooper Court, Los Gatos, CA 95032 by May 24, 2024. The proposal should be sent to the attention of the Chief Financial Officer.

A shareholder must introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our proxy statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws.

We must receive the notice of your intention to propose an item of business at our 2024 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2024 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2024 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by June 14, 2024.

You may contact Tenon’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2023 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Richard Ferrari

Chairman of the Board

APPENDIX A

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TENON MEDICAL, INC.

(Pursuant to Sections 242 of the General Corporation Law of the State of Delaware)

Tenon Medical, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Tenon Medical, Inc. resolutions were duly adopted setting forth a proposed amendments of the Second Amended and Restated Certificate of Incorporation of said corporation (the “Certificate of Incorporation”), declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting Article IV in its entirety and inserting the following:

ARTICLE IV

Section 1. Number of Authorized Shares.

(a) The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty Million (150,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated as “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Thirty Million (130,000,000) shares of Common Stock, each share to have a par value of $0.001 per share, and Twenty Million (20,000,000) shares of Preferred Stock, each share to have a par value of $0.001 per share.

(b) Reverse Stock Split. Effective as of 12:01 a.m. Eastern Time on ________ (the “Effective Time”), each ____1 shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on The Nasdaq Stock Market LLC on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

[1]	The Board of Directors will have the discretion to effect the Reverse Split at a ratio of any whole number between 1-for-2 and 1-for-10.

A-1

SECOND: That thereafter, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a stockholders meeting at which all shares entitled to vote thereon were present and voted, approved of the proposed amendment at the Annual Meeting of Stockholders held on September 13, 2023 pursuant to Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on [*], 2023.

By:
Name:	Steven Foster
Title:	Chief Executive Officer and President

A-2

FRONT OF PROXY CARD

PROXY

TENON MEDICAL, INC.

PROXY FOR VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 13, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned stockholder of the Common Stock of Tenon Medical, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 4, 2023, hereby revokes all previous proxies and hereby appoints each of Richard Ferrari and Steven Foster proxy and attorney-in-fact, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned at the aforesaid Annual Meeting, and at any adjournment or postponement thereof, and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Tenon Medical, Inc. held of record by the undersigned on July 18, 2023, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders to be held virtually by internet webcast at 10:00 a.m., Pacific Time on September 13, 2023, and any adjournment or postponement thereof.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4, AND 5. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

If you plan to attend the Virtual Annual Meeting, you must be a holder of Company shares as of the Record Date of July 18, 2023, and you must register at www.viewproxy.com/tenonmedical/2023 by 11:59 p.m. Eastern Time on September 10, 2023. For more information on how to attend the Virtual Annual Meeting, see "General Information about the Meeting – What do I need to do to attend the Annual Meeting virtually?" in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held September 13, 2023

The Proxy Statement and our 2022 Annual Report to Shareholders are available at:
http://www.viewproxy.com/Tenonmedical/2023

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

REVERSE SIDE OF PROXY CARD

Please mark your votes like this in blue or black ink ☒

NOMINEES:	FOR	WITHHOLD AUTHORITY TO VOTE FOR
(1) Richard Ferrari	☐	☐
(2) Steven M. Foster	☐	☐
(3) Richard Ginn	☐	☐
(4) Frank Fischer	☐	☐
(5) Stephen H. Hochschuler, M.D.	☐	☐
(6) Ivan Howard	☐	☐
(7) Robert K. Weigle	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Please indicate if you plan to attend this meeting ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

Date ______________________

Signature ______________________

Signature (Joint Owners) ______________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of Tenon Medical, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on September 12, 2023.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALVote.com/TNON

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on September 13, 2023 at 10:00 a.m. Pacific Time.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice to Stockholders, Proxy Statement and Annual Report are available at www.viewproxy.com/Tenonmedical/2023.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL - ONLY ANNUAL MEETING.

To the Stockholders of Tenon Medical, Inc.

The 2023 Annual Meeting of Stockholders of Tenon Medical, Inc. will be held virtually on September 13, 2023 at 10:00 a.m. Pacific Time. As a Registered Holder, you may attend the Annual Meeting via the internet and vote your shares during the Annual Meeting by first registering at www.viewproxy.com/Tenonmedical/2023 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Pacific Time on September 10, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting - How do I vote at the Annual Meeting?”

Voting Items

1. To elect seven (7) directors to serve until the 2024 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

Election of Directors: The Nominees:

01. Steven M. Foster	02. Richard Ginn	03. Richard Ferrari	04. Ivan Howard
05. Frank Fischer	06. Robert K. Weigle	07. Stephen H. Hochschuler, M.D.

2. To approve, for purposes of complying with NASDAQ listing rule 5635(d), the issuance of shares of our common stock pursuant to the equity line of credit issued in 2023;

3. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:2 to 1:10, inclusive, as determined by the Board in its discretion;

4. To ratify the selection by our Board of Directors of Armanino LLP as our independent auditors for the fiscal year ending December 31, 2023; and

5. To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

If no direction is given, the proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the internet.

877-777-2857 TOLL FREE

requests@viewproxy.com

*If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet or to request proxy materials.
VIRTUAL CONTROL NUMBER

The following proxy materials are available to you to review on the Company’s website at ir.tenonmed.com/financials/sec-filings.

●	The Company’s 2022 Annual Report; and

●	The Company’s 2023 Proxy Statement.

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

To View The Annual Meeting Online:

Have your 11-digit control number in hand and visit www.viewproxy.com/Tenonmedical/2023.

HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING

Via Internet Prior to the Annual Meeting: Go to http://www.viewproxy.com/Tenonmedical/2023. Have your 11-digit control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Internet during the Annual Meeting: Go to http://www.viewproxy.com/Tenonmedical/2023. Have your 11-digit control number available and follow the prompts.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.